UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2023
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDAQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events
As previously reported, on January 11, 2023, Tricida, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Filing”), thereby commencing a Chapter 11 case for the Company (Case No. 23-10024)).
During the pendency of its Chapter 11 case, in lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q under Section 13(a) of the Securities Exchange Act of 1934, as amended, the Company expects to file with the Securities and Exchange Commission, under cover of current reports on Form 8-K, copies of the monthly financial reports required to be filed with the Court pursuant to Bankruptcy Rule 2015, as well as other material information concerning developments in its bankruptcy proceedings.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Operating Officer, Chief Financial Officer and Executive Vice President